                                                                  EXHIBIT 10(09)

                                 MUTUAL RELEASE

        THIS MUTUAL RELEASE, entered into by and between Dublin Energy Corporation, an Ohio Corporation, and all of its subsidiaries, affiliates, officers, directors, employees, agents and representatives, including Edward R. Knezevich, located at 5890 Sawmill Road, Post Office Box 340, Dublin, Ohio 43017, and hereinafter referred to collectively as "Dublin", and Winners Entertainment, Inc., a Delaware Corporation, Mountaineer Park, Inc., and Mountaineer Magic, Inc., both West Virginia corporations, and all of their subsidiaries, affiliates, officers, directors, employees, agents and representatives, including Edson R. Arneault, individually, hereinafter referred to collectively as "Winners", is intended by the parties to effect the legal consequences provided by Section 1541 of the California Civil Code, that is, the extinguishment of obligations as herein set forth.

        Disputes and differences have arisen between the parties with reference to the manner and amount of payment for services provided by Dublin to Winners. The parties execute this Mutual Release to settle such disputes and differences.

        In consideration of the mutual relinquishment of their respective legal rights with reference to the disputes and in consideration of the payment by Winners of Sixty Thousand Eight Hundred Fifty (60,850) shares of common stock of Winners Entertainment, Inc. (the "Shares") to be issued in the name of and delivered to "Dublin Energy Corporation" on the terms and conditions contained herein, Dublin and Winners do hereby remise, release, acquit, satisfy and forever discharge each other of and from all manner of actions, causes of action, suits, debts, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims and demands whatsoever, in law or in equity, which either such party ever had, now has, or which any personal representative, successor, heir or assign of either such party hereafter can, shall or may have against the other party by reason of any matter, cause or thing whatsoever, from the beginning of time to the date of this instrument.

        All of the Shares shall be issued contemporaneously with the execution of this Mutual Release, subject to the restrictions of Rule 144 of the Securities Act of 1933, as amended; however, 10,850 of such Shares shall be subject to registration rights. By acknowledgment below, Winners agrees to include said 10,850 shares for purposes of registration in a registration statement to be filed at Winners' expense with and for approval by the Securities and Exchange Commission at the earliest practical time from the date hereof. Such registration shall be attempted on a best-efforts basis with no assurances as to the time of approval by the Securities and Exchange Commission or that approval will be obtained at all. In the event such registration is not completed within one year from the date that this Mutual Release has been executed by Dublin,

        Winners shall then issue to Dublin, 10,850 additional shares of Winners common stock, subject to the restrictions of Rule 144 and without registration rights, and thereafter, Winners shall have no further obligations to Dublin of any kind whatsoever.

        IN WITNESS WHEREOF, the undersigned have duly executed this Mutual Release this 18th day of October, 1995.

Witness:                                    DUBLIN ENERGY CORPORATION

By:  /s/ Pamela M. Turman                   By:  /s/ Edward R. Knezevich
   ---------------------------                  -----------------------------
    Pamela M. Turman                           Edward R. Knezevich, President

                                            By:  /s/ Edward R. Knezevich
                                                -----------------------------
                                               Edward R. Knezevich, Individual

Acknowledged and accepted this 25th day of October, 1995 at Chester, West
Virginia

Witness:                                    WINNERS ENTERTAINMENT, INC.

By: /s/ Julie B. Waring                     By:  /s/ Edson R. Arneault
   ------------------------                    -------------------------------
    Julie B. Waring                            Edson R. Arneault, President

                                            MOUNTAINEER PARK, INC.

                                            By:  /s/ Edson R. Arneault
                                               -------------------------------
                                               Edson R. Arneault, President

                                            MOUNTAINEER MAGIC, INC.

                                            By:  /s/ Edson R. Arneault
                                               -------------------------------
                                               Edson R. Arneault, President

                                            By:  /s/ Edson R. Arneault
                                               -------------------------------
                                               Edson R. Arneault, Individual